DEBT (Notes)	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
DEBT
FCX's debt at December 31, 2015, included additions of $210 million for unamortized fair value adjustments (primarily from the 2013 oil and gas acquisitions), and is net of reductions of $129 million for unamortized net discounts and unamortized debt issuance costs; and at December 31, 2014, included additions of $240 million for unamortized fair value adjustments, and is net of reductions of $143 million for unamortized net discounts and unamortized debt issuance costs. The components of debt follow:

	December 31,
	2015	2014
Bank term loan	$3,032	$3,036
Revolving credit facility	—	—
Lines of credit	442	474
Cerro Verde credit facility	1,781	402
Cerro Verde shareholder loans	259	—
Senior notes and debentures:
Issued by FCX:
2.15% Senior Notes due 2017	499	498
2.30% Senior Notes due 2017	747	745
2.375% Senior Notes due 2018	1,495	1,493
3.100% Senior Notes due 2020	995	993
4.00% Senior Notes due 2021	594	593
3.55% Senior Notes due 2022	1,987	1,985
3.875% Senior Notes due 2023	1,987	1,986
4.55% Senior Notes due 2024	843	842
5.40% Senior Notes due 2034	788	787
5.450% Senior Notes due 2043	1,973	1,972
Issued by Freeport-McMoRan Oil & Gas LLC (FM O&G LLC):
6.125% Senior Notes due 2019	251	255
6½% Senior Notes due 2020	662	670
6.625% Senior Notes due 2021	281	284
6.75% Senior Notes due 2022	488	493
6 7/8% Senior Notes due 2023	857	866
Issued by FMC:
7 1/8% Debentures due 2027	115	115
9½% Senior Notes due 2031	128	129
6 1/8% Senior Notes due 2034	116	116
Other (including equipment capital leases and other short-term borrowings)	108	115
Total debt	20,428	18,849
Less current portion of debt	(649)	(478)
Long-term debt	$19,779	$18,371

Bank Term Loan. In February 2013, FCX entered into an agreement for a $4.0 billion unsecured bank term loan (Term Loan) in connection with the acquisitions of PXP and MMR. Upon closing the PXP acquisition, FCX borrowed $4.0 billion under the Term Loan, and FM O&G LLC (a wholly owned subsidiary of FM O&G and the successor entity of PXP) joined the Term Loan as a borrower. In February and December 2015, FCX's Term Loan was modified to amend the maximum total leverage ratio. In addition, in conjunction with the February 2015 amendment, the Term Loan amortization schedule was extended such that, as amended, the Term Loan’s scheduled payments total $205 million in 2016, $272 million in 2017, $1.0 billion in 2018, $313 million in 2019 and $1.3 billion in 2020, compared with the previous amortization schedule of $650 million in 2016, $200 million in 2017 and $2.2 billion in 2018. At FCX's option, the Term Loan bears interest at either an adjusted London Interbank Offered Rate (LIBOR) or an alternate base rate (ABR) (as defined under the Term Loan agreement) plus a spread determined by reference to FCX's credit ratings (LIBOR plus 1.75 percent or ABR plus 0.75 percent at December 31, 2015; as of February 12, 2016, LIBOR plus 2.25 percent or ABR plus 1.25 percent). The interest rate on the Term Loan was 2.18 percent at December 31, 2015. In February 2016, the Term Loan was amended (refer to Note 18 for further discussion).

Revolving Credit Facility. In May 2014, FCX, PT-FI and FM O&G LLC amended the senior unsecured $3.0 billion revolving credit facility to extend the maturity date one year to May 31, 2019, and increase the aggregate facility amount from $3.0 billion to $4.0 billion, with $500 million available to PT-FI. FCX, PT-FI and FM O&G LLC had entered into the $3.0 billion revolving credit facility on May 31, 2013 (upon completion of the acquisition of PXP). In February and December 2015, FCX modified the revolving credit facility to amend the maximum total leverage ratio. At December 31, 2015, FCX had no borrowings outstanding and $36 million of letters of credit issued under the revolving credit facility, resulting in availability of approximately $4 billion, of which $1.5 billion could be used for additional letters of credit. In February 2016, the revolving credit facility was amended (refer to Note 18 for further discussion).

Interest on the revolving credit facility (LIBOR plus 1.75 percent or ABR plus 0.75 percent at December 31, 2015; as of February 12, 2016, LIBOR plus 2.25 percent or ABR plus 1.25 percent) is determined by reference to FCX's credit ratings.

Lines of Credit. At December 31, 2015, FCX had $442 million outstanding on its uncommitted and short-term lines of credit with certain financial institutions. These unsecured lines of credit allow FCX to borrow at a spread over LIBOR or the respective financial institution's cost of funds with terms and pricing that are generally more favorable than FCX's revolving credit facility. The weighted-average effective interest rate on the lines of credit was 1.36 percent at December 31, 2015, and 1.29 percent at December 31, 2014.

Cerro Verde Credit Facility. In March 2014, Cerro Verde entered into a five-year, $1.8 billion senior unsecured credit facility that is nonrecourse to FCX and the other shareholders of Cerro Verde. The credit facility allows for term loan borrowings up to the full amount of the facility, less any amounts issued and outstanding under a $500 million letter of credit sublimit. Interest on amounts drawn under the term loan is based on LIBOR plus a spread (2.40 percent at December 31, 2015) based on Cerro Verde’s total net debt to EBITDA ratio as defined in the agreement. At December 31, 2015, term loan borrowings under the facility totaled $1.8 billion and were used to fund a portion of Cerro Verde’s expansion project and for Cerro Verde's general corporate purposes. The credit facility amortizes in four installments in amounts necessary for the aggregate borrowings and outstanding letters of credit not to exceed 85 percent of the $1.8 billion commitment on September 30, 2017, 70 percent on March 31, 2018, and 35 percent on September 30, 2018, with the remaining balance due on the maturity date of March 10, 2019. At December 31, 2015, no letters of credit were issued under Cerro Verde’s credit facility. The interest rate on Cerro Verde's credit facility was 2.82 percent at December 31, 2015.

Cerro Verde Shareholder Loans. In December 2014, Cerro Verde entered into loan agreements with its largest shareholders for borrowings up to $800 million. Cerro Verde can designate all or a portion of the shareholder loans as subordinated. If the loans are not designated as subordinated, they bear interest at LIBOR plus the current spread on Cerro Verde’s credit facility. If they are designated as subordinated, they bear interest at the same rate plus 0.5 percent. The loans mature on December 22, 2019, unless at that time there is senior financing associated with the Cerro Verde expansion project that is senior to the shareholder loans, in which case the shareholder loans mature two years following the maturity of the senior financing. During 2015, Cerro Verde borrowed $600 million under these shareholder loans (including $341 million from FMC, which is eliminated in consolidation).

Senior Notes issued by FCX. In November 2014, FCX sold $750 million of 2.30% Senior Notes due 2017, $600 million of 4.00% Senior Notes due 2021, $850 million of 4.55% Senior Notes due 2024 and $800 million of 5.40% Senior Notes due 2034 for total net proceeds of $2.97 billion. The 2.30% Senior Notes and the 4.00% Senior Notes are redeemable in whole or in part, at the option of FCX, at a make-whole redemption price. The 4.55% Senior Notes are redeemable in whole or in part, at the option of FCX, at a make-whole redemption price prior to August 14, 2024, and thereafter at 100 percent of principal. The 5.40% Senior Notes are redeemable in whole or in part, at the option of FCX, at a make-whole redemption price prior to May 14, 2034, and thereafter at 100 percent of principal. FCX used the net proceeds from these senior notes to repay certain of its outstanding debt.

In March 2013, in connection with the financing of FCX's acquisitions of PXP and MMR, FCX issued $6.5 billion of unsecured senior notes in four tranches. FCX sold $1.5 billion of 2.375% Senior Notes due March 2018, $1.0 billion of 3.100% Senior Notes due March 2020, $2.0 billion of 3.875% Senior Notes due March 2023 and $2.0 billion of 5.450% Senior Notes due March 2043 for total net proceeds of $6.4 billion. The 2.375% Senior Notes and the 3.100% Senior Notes are redeemable in whole or in part, at the option of FCX, at a make-whole redemption price. The 3.875% Senior Notes are redeemable in whole or in part, at the option of FCX, at a make-whole redemption price prior to December 15, 2022, and thereafter at 100 percent of principal. The 5.450% Senior Notes are redeemable in whole or in part, at the option of FCX, at a make-whole redemption price prior to September 15, 2042, and thereafter at 100 percent of principal.

In February 2012, FCX sold $500 million of 2.15% Senior Notes due 2017 and $2 billion of 3.55% Senior Notes due 2022 for total net proceeds of $2.47 billion. The 2.15% Senior Notes are redeemable in whole or in part, at the option of FCX, at a make-whole redemption price prior to the redemption date. The 3.55% Senior Notes are redeemable in whole or in part, at the option of FCX, at a make-whole redemption price prior to December 1, 2021, and thereafter at 100 percent of principal.

These senior notes rank equally with FCX's other existing and future unsecured and unsubordinated indebtedness.

Senior Notes issued by FM O&G LLC. In May 2013, in connection with the acquisition of PXP, FCX assumed unsecured senior notes with a stated value of $6.4 billion, which was increased by $716 million to reflect the acquisition-date fair market value of these senior notes. After a number of redemptions, as of December 31, 2015, the stated value of these notes totaled $2.3 billion, which was increased by $197 million to reflect the remaining unamortized acquisition-date fair market value adjustments that are being amortized over the term of the senior notes and recorded as a reduction of interest expense. These senior notes are redeemable in whole or in part, at the option of FM O&G LLC, at make-whole redemption prices prior to the dates stated below, and beginning on the dates stated below at specified redemption prices. Upon completion of the acquisition of PXP, FCX guaranteed these senior notes.

Debt Instrument	Date
6.125% Senior Notes due 2019	June 15, 2016
6½% Senior Notes due 2020	November 15, 2015
6.625% Senior Notes due 2021	May 1, 2016
6.75% Senior Notes due 2022	February 1, 2017
6 7/8% Senior Notes due 2023	February 15, 2018

Additionally, in connection with the acquisition of MMR, FCX assumed MMR's 11.875% Senior Notes due 2014, 4% Convertible Senior Notes due 2017 and 5¼% Convertible Senior Notes due 2013 with a total stated value of $558 million, which was increased by $62 million to reflect the acquisition-date fair market value of these obligations. During 2013, all of the 11.875% Senior Notes due 2014 were redeemed, and holders of 4% Convertible Senior Notes due 2017 and 5¼% Convertible Senior Notes due 2013 converted their notes into merger consideration totaling $306 million, including cash payments of $270 million and 21.0 million royalty trust units with a fair value of $36 million at the acquisition date. At December 31, 2015 and 2014, there were no outstanding amounts in connection with MMR’s senior notes.

Early Extinguishments of Debt. A summary of debt extinguishments during 2014 resulting from redemptions and tender offers follows:

	Principal Amount	Purchase Accounting Fair Value Adjustments	Book Value	(Loss) Gain

1.40% Senior Notes due 2015	$500	$—	$500	$(1)
6.125% Senior Notes due 2019	513	40	553	(2)
8.625% Senior Notes due 2019	400	41	441	24
7.625% Senior Notes due 2020	300	32	332	14
6½% Senior Notes due 2020	883	79	962	10
6.625% Senior Notes due 2021	339	31	370	3
6.75% Senior Notes due 2022	551	57	608	8
6 7/8% Senior Notes due 2023	722	84	806	21
	$4,208	$364	$4,572	$77

In addition, FCX recorded a loss on early extinguishment of debt of $4 million associated with the modification of its revolving credit facility in May 2014 and for fees related to the tender offers in December 2014.

In 2013, FCX completed the following transactions that resulted in a net loss on early extinguishment of debt of $35 million: (i) the termination of its $9.5 billion acquisition bridge loan facility, which was entered into in December 2012 to provide interim financing for the acquisitions of PXP and MMR but was replaced with other financing, that resulted in a loss of $45 million; (ii) the repayment of the $3.9 billion outstanding under PXP’s amended credit facility and the redemption of all of PXP’s 7 5/8% Senior Notes due 2018 for $415 million, which did not result in a gain or loss; partially offset by (iii) the redemption of MMR’s remaining outstanding 11.875% Senior Notes due 2014 for $299 million, which resulted in a gain of $10 million.

Guarantees. In connection with the acquisition of PXP, FCX guaranteed the PXP senior notes, and the guarantees by certain PXP subsidiaries were released. Refer to Note 17 for a discussion of FCX’s senior notes guaranteed by FM O&G LLC.

Restrictive Covenants. FCX's Term Loan and revolving credit facility contain customary affirmative covenants and representations, and also contain a number of negative covenants that, among other things, restrict, subject to certain exceptions, the ability of FCX’s subsidiaries that are not borrowers or guarantors to incur additional indebtedness (including guarantee obligations) and FCX’s ability or the ability of FCX’s subsidiaries to: create liens on assets; enter into sale and leaseback transactions; engage in mergers, liquidations and dissolutions; and sell all or substantially all of the assets of FCX and its subsidiaries, taken as a whole. FCX's Term Loan and revolving credit facility also contain financial ratios governing maximum total leverage and minimum interest coverage. Following the December 2015 amendment, FCX's leverage ratio (Net Debt/EBITDA, as defined in the credit agreement) cannot exceed 5.5x at December 31, 2015, 5.9x for the quarters ending March 31, 2016, and June 30, 2016, and declining to 5.0x by the quarter ending December 31, 2016, 4.25x in 2017 and 3.75x thereafter. The December 2015 amendment also increases the interest rate spreads under specified conditions. Additionally, the Term Loan's December 2015 amendment requires prepayment of the Term Loan with 50 percent of the net proceeds of certain asset dispositions. In February 2016, the Term Loan and revolving credit facility were amended (refer to Note 18 for further discussion). FCX’s senior notes contain limitations on liens. At December 31, 2015, FCX was in compliance with all of its covenants.

Maturities.  Maturities of debt instruments based on the principal amounts and terms outstanding at December 31, 2015, total $649 million in 2016, $1.8 billion in 2017, $3.4 billion in 2018, $1.4 billion in 2019, $2.9 billion in 2020 and $10.2 billion thereafter.